CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND

Supplement to Statement of Additional Information dated February 1, 2024

The following replaces “Purchases at Net Asset Value.” under “Sales Charges”:

Purchases at Net Asset Value. Class A shares may be sold at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform; current and retired members of Calvert Fund Boards; to clients (including custodial, agency, advisory and trust accounts) and current and former Directors, officers and employees of Calvert, its affiliates and other investment advisers and sub-advisers of Calvert sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to HSAs (Health Savings Accounts) and to employer sponsored retirement plans and trusts used to fund those plans, (3) to officers and employees of a Fund’s custodian and transfer agent, (4) in connection with the ReFlow liquidity program and (5) direct purchases of shares by accounts where no financial intermediary is specified. Class A shares may also be sold at net asset value to registered representatives and employees of financial intermediaries. Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype individual retirement account (“IRA”) from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the financial intermediary involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only. A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information.

September 11, 2024